J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Unconstrained Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 9, 2015

To the Prospectuses dated March 1, 2015, as supplemented

The following is hereby added as a new section after the subsection “Expense Limitation” on Page 75 (Class A, Class C and Select Class Shares) and Page 52 (Class R2, Class R5 and Class R6 Shares) in the “More About the Funds” section:

TEMPORARY ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Global Unconstrained Equity Fund

Effective July 10, 2015, in addition to the waivers described in the Annual Fund Operating Expenses table, the Fund’s adviser and/or its affiliates have agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C, Select Class, Class R2, Class R5, and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales (beginning 3/1/16), interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.25%, 0.40%, 1.00%, 0.30%, and 0.25% respectively of the Fund’s average daily net assets.

The Fund’s adviser and/or its affiliates have agreed to maintain these waivers and/or expense reimbursements until July 1, 2016, after which, these waivers and/or expense reimbursements will be discontinued.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

APPLICABLE PROSPECTUS FOR FUTURE REFERENCE

SUP-GUE-715